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                 INCORPORATED UNDER THE LAWS                                                COMMON STOCK
                  OF THE STATE OF DELAWARE                                                 PAR VALUE $.01

  NUMBER


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               THIS CERTIFICATE IS TRANSFERABLE                                           CUSIP 171798 10 1
                   IN NEW YORK, NEW YORK                                         SEE REVERSE FOR CERTAN DEFINITIONS
                AND JERSEY CITY, NEW JERSEY


                                                        CIMAREX ENERGY CO.


               THIS CERTIFIES THAT

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               IS THE OWNER OF


                                    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

               CIMAREX ENERGY CO. TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY
               DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE
               IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.
                        WITNESS THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                                                     Dated:
                       /s/ F.H. Merelli
                                                                     COUNTERSIGNED AND REGISTERED
                        President and Chairman                           CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                                                                                                     TRANSFER AGENT
                                                                                                      AND REGISTRAR
                                                                     BY
                       /s/ Barbara L. Schaller

                                     Secretary
                                                                                               AUTHORIZED SIGNATURE


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